Smithfield Foods Provides Third Quarter Update Ahead of
Barclays Global Consumer Staples Conference
Packaged Meats Performing in-Line with Expectations; Update Driven by Persistent Fresh Pork Industry Processing Margin Compression and Lower Hog Prices
SMITHFIELD, Va., September 8, 2026 -- Smithfield Foods, Inc. (Nasdaq: SFD), an American food company and an industry leader in value-added packaged meats and fresh pork, today provided a third-quarter update in advance of its participation in the Barclays Global Consumer Staples Conference. The update reflects continued compression in the industry fresh pork market spread and lower hog prices.
Since the Company reported second quarter results on August 11, 2026, two external market developments have moved beyond the assumptions embedded in its prior outlook:
•For Fresh Pork, the USDA pork cutout has declined further since the Company’s August outlook, compressing the near-term Fresh Pork industry market spread beyond the levels contemplated in that outlook.

•For Hog Production, market hog prices have declined, leading the Company to a more conservative view of segment profitability.

Company Outlook

•Fresh Pork. The Company now expects to report a Fresh Pork third quarter adjusted operating loss in the range of $70 million to $90 million, primarily driven by industry spread compression.

•Hog Production. The Company now expects to report Hog Production third quarter adjusted operating profit in the range of $25 million to $45 million, primarily driven by lower hog prices.

•Packaged Meats. The Company is reaffirming its outlook for Packaged Meats fiscal 2026 adjusted operating income of between $1,075 million to $1,150 million, unchanged from the prior range, reflecting continued branded volume share gains, expanded distribution, and disciplined execution in a cautious consumer environment.

•Total Company. The Company expects to report third quarter total company adjusted operating income in the range of $115 million to $175 million.
The Company expects to provide updated full-year Fresh Pork, Hog Production and total company adjusted operating profit guidance when it reports third-quarter results.
“Our most important business segment, Packaged Meats, continues to perform well, gaining branded share and expanding distribution even as consumers remain cautious," said Shane Smith, President and Chief Executive Officer. “The change in our outlook is driven by external market conditions within portions of the pork value chain. While we are disappointed in how these commodity market dynamics will impact our near-term results, we remain focused on executing our strategies, maintaining operational discipline and relying on our strong balance sheet to manage through this environment and continue investing in long term growth.”
On Thursday, September 10 at noon Eastern Time, President and CEO Shane Smith will conduct a fireside chat at the Barclays Global Consumer Conference. The webcast will be available at the Company’s investor relations website: investors.smithfieldfoods.com.
About Smithfield Foods
Smithfield Foods, Inc. (Nasdaq: SFD) is an American food company with a leading position in packaged meats and fresh pork products. With a diverse brand portfolio and strong relationships with U.S. farmers and customers, we responsibly meet demand for quality protein around the world. For more information, please visit investors.smithfieldfoods.com.

Non-GAAP Financial Measures
This press release includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), specifically adjusted operating profit (including adjusted segment operating profit). We refer to this measure as a “non-GAAP” financial measure.
Adjusted operating profit is defined as operating profit, excluding the effects of items that are unusual in nature, infrequent in occurrence or otherwise stem from strategic decisions to restructure our operations. We believe that adjusted operating profit provides a better understanding of underlying operating results and trends of established, ongoing operations of our business.
Although this non-GAAP measure is frequently used by investors and securities analysts in their evaluations of companies in industries similar to ours, this non-GAAP measure has limitations as an analytical tool, is not a measurement of our performance under GAAP and should not be considered as an alternative to operating profit derived in accordance with GAAP and should not be used by investors or other users of our financial statements in isolation for formulating decisions, as such non-GAAP measure excludes a number of important cash and non-cash charges.
You should be aware that our presentation of non-GAAP financial measures in this press release may not be comparable to similarly titled measures used by other companies.
The Company’s outlook for the third quarter and fiscal year 2026 includes adjusted operating profit and adjusted segment operating profit. The Company is not able to reconcile its third quarter and the fiscal year 2026 projected adjusted results to its fiscal year 2026 projected GAAP results because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, the Company is unable to provide a reconciliation for these forward-looking non-GAAP measures without unreasonable effort.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, and expected market growth, are forward- looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “contemplates,” “believes,” or “estimates” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Specific forward-looking statements in this press release include our financial outlook for the fiscal 2026 third quarter.
We have based the forward-looking statements contained in this press release primarily on our current expectations, estimates, forecasts and projections about future events and trends that we believe may affect our business, results of operations, financial condition and prospects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, the results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. We undertake no duty to update any statement made in this press release in light of new information or future events.
The forward-looking statements contained in this press release are subject to substantial risks and uncertainties that could affect our current expectations and our actual results, including, among others: (1) the cyclical nature of our operations and fluctuations in commodity prices; (2) our dependence on third- party suppliers; (3) our ability to execute on our strategy to optimize the size of our hog production operations; (4) our ability to navigate geopolitical risks including increased tariffs on our exports, (5) our ability to mitigate higher input costs through productivity improvements in our operations, procurement strategies and the use of derivative instruments; (6) our ability to compete successfully in the food industry; (7) our ability to anticipate and meet consumer trends and interests through product innovation; (8) compliance with laws and regulations, including environmental, cybersecurity and tax laws and regulations in the United States and Mexico; (9) our ability to defend litigation brought against us and the sufficiency of our accruals for related contingent losses; (10) our ability to prevent cyberattacks, security breaches or other disruptions of our information technology systems; (11) future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements; (12) our dividend policy and our ability to pay dividends; and (13) our status as a “controlled company” and any resulting potential conflicts of interest. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Smithfield’s Investor Relations Department at ir@smithfield.com or by clicking on SEC Filings on the Smithfield Investor Relations website at investors.smithfieldfoods.com.
Investor Contact:
Julie MacMedan
Email: ir@smithfield.com
Media Contact:
Ray Atkinson
Email: ratkinson@smithfield.com
Cell: 757.576.1383

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